U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2004

                            RELIV INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                            1-11768                   37-1172197
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction                                               Identification No.)
Incorporation)

            136 Chesterfield Industrial Blvd., Chesterfield, MO     63005
               (Address of Principal Executive Offices)          (Zip Code)

                                 (636) 537-9715
              (Registrant's Telephone Number, including Area Code)

Item No. 7 - Exhibit

         (c) The following exhibit is attached hereto:

         Exhibit No.             Exhibit

         99                      Press Release dated May 4, 2004 captioned:
                                 "Reliv International Opens 2004 with 67 Percent Gain in Net Profit as 1Q 2004 Net Sales Grow 26 Percent"

Item No. 12 - Results of Operations and Financial Condition

      On May 4, 2004, Reliv' International, Inc. issued a press release reporting earnings and other financial results for its first quarter ended March 31, 2004. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Reliv International, Inc.
                                               (Registrant)

Date: May 4, 2004                     By: /s/Stephen M. Merrick
                                          ---------------------------------
                                          Stephen M. Merrick, Senior Vice
                                          President


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